SCHEDULE C

TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of December 12, 2022)

Equity Funds

Current Name	Prior Name
JPMorgan Access Balanced Fund	N/A
JPMorgan Access Growth Fund	N/A
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Europe Dynamic Fund	N/A
JPMorgan Equity Focus Fund[1]	N/A
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan Equity Premium Income Fund	N/A
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Hedged Equity Fund	N/A
JPMorgan Hedged Equity 2 Fund	N/A
JPMorgan Hedged Equity 3 Fund	N/A
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Focus Fund	N/A
JPMorgan International Hedged Equity Fund	N/A
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Opportunistic Equity Long/Short Fund	N/A
JPMorgan Preferred and Income Securities Fund	N/A
JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)
JPMorgan Small Cap Blend Fund	N/A
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Core Fund (name effective until 6/30/21)
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan SMID Cap Equity Fund	N/A
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)
JPMorgan U.S. Applied Data Science Value Fund	JPMorgan Intrepid Value Fund (name effective until 6/30/21)
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund	JPMorgan Intrepid Growth Fund

[1]	To be liquidated and reorganized under the JPMorgan Equity Focus ETF mid 2023.

JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan U.S. Research Enhanced Equity Fund	N/A
JPMorgan U.S. Small Company Fund	N/A
JPMorgan U.S. Sustainable Leaders Fund	N/A
JPMorgan U.S. Value Fund	N/A
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
JPMorgan Value Advantage Fund	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Corporate Bond Fund	N/A
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Floating Rate Income Fund	N/A
JPMorgan Global Bond Opportunities Fund	N/A
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)
JPMorgan High Yield Municipal Fund[2]	N/A
JPMorgan Income Fund	N/A
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan Limited Duration Bond Fund[3]	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan National Municipal Income Fund	JPMorgan Intermediate Tax Free Income Fund, JPMorgan Intermediate Tax Free Bond Fund (name effective until 8/15/22)
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Duration Core Plus Fund	N/A
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)
JPMorgan Strategic Income Opportunities Fund	N/A
JPMorgan Sustainable Municipal Income Fund[4]	N/A
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Total Return Fund	N/A
JPMorgan Ultra-Short Municipal Fund	N/A
JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/14)

[2]	To be liquidated and reorganized under the JPMorgan High Yield Municipal ETF mid 2023.
[3]	To be liquidated and reorganized under the JPMorgan Limited Duration Bond ETF mid 2023.
[4]	To be liquidated and reorganized under the JPMorgan Sustainable Municipal Income ETF mid 2023.

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A
JPMorgan SmartRetirement 2020 Fund	N/A
JPMorgan SmartRetirement 2025 Fund	N/A
JPMorgan SmartRetirement 2030 Fund	N/A
JPMorgan SmartRetirement 2035 Fund	N/A
JPMorgan SmartRetirement 2040 Fund	N/A
JPMorgan SmartRetirement 2045 Fund	N/A
JPMorgan SmartRetirement 2050 Fund	N/A
JPMorgan SmartRetirement 2055 Fund	N/A
JPMorgan SmartRetirement 2060 Fund	N/A
JPMorgan SmartRetirement 2065 Fund	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

*        *        *         *        *        *        *

J.P. Morgan Fleming Mutual Fund Group, Inc. J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds JPMorgan Trust I JPMorgan Trust II JPMorgan Trust IV JPMorgan Insurance Trust	JPMORGAN DISTRIBUTION SERVICES, INC.
Each on behalf of itself and each of its Funds

By:	By:

Name:	Name:

Title:	Title: